UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 5, 2025

NATURE'S MIRACLE HOLDING INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41977	88-3986430
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3281 E. Guasti Road, Suite 175 Ontario, CA 91761	91761
(Address of registrant’s principal executive office)	(Zip code)

(909) 218-4601

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Securities registered pursuant to Section 12(g) of the Act:

Title for each class	Trading Symbol(s)
Common Stock, par value $0.0001 per share	NMHI
Warrants to purchase Common Stock, at an exercise price of $11.50 per share	NMHIW

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On August 5, 2025, Nature’s Miracle Holding Inc. (the “Company”), entered into a securities purchase agreement (the “SPA”) with Firstfire Global Opportunities Fund, LLC, a Delaware limited liability company (“FirstFire”), pursuant to which the Company sold, and FirstFire purchased, (i) a convertible promissory note in the principal amount of $172,500 (the “Note”), and (ii) 200,000 shares of Class A common stock, par value $0.0001, of the Company (the “Commitment Shares”), for an aggregate purchase price of $150,000 (the “Transaction”).

The Transaction closed on August 7, 2025, and on such date pursuant to the SPA, FirstFire’s legal expenses of $6,000 were paid from the gross purchase price, the Company received net funding of $144,000, and the Note and Commitment Shares were issued to FirstFire.

The SPA includes customary representations, warranties and covenants by the Company and customary closing conditions. The SPA requires that the proceeds from the Transaction be used for business development and general working capital, but not for repayment of indebtedness owed to officers, directors or employees of the Company or their affiliates, the repayment of any debt issued in corporate finance transactions, any loan to or investment in any other corporation, partnership, enterprise or other person (except in connection with the Company’s currently existing operations), or any loan, credit, or advance to any officers, directors, employees, or affiliates of the Company. The SPA prohibits the Company from the date of the Agreement until the later of (i) eighteen (18) calendar months after the date of the Agreement or (ii) the date that the Note is extinguished in its entirety, from directly or indirectly, offering, selling, granting any option to purchase, or otherwise disposing of (or announcing any offer, sale, grant or any option to purchase or other disposition of) any of its or its subsidiaries’ debt, equity. In addition, from the date of the Agreement through the date that is thirty (30) calendar days after the date of the Agreement, neither the Company nor any subsidiary shall issue, enter into any agreement to issue, or announce the issuance or proposed issuance of any shares of common stock or common stock equivalents. FirstFire also received participation rights in future offerings of securities of the Company in an amount not less than $172,500 of the securities in any subsequent placement.

Convertible Promissory Note

The Note matures 12 months following the issue date, accrues interest of 10% per annum (with the first 12 months of interest guaranteed and earned in full as of issuance of the Note), and is unsecured. The Company is generally required to make monthly payments beginning September 30, 2025 (and on the last business day of each month thereafter) in the amount of $27,107.00 per month for the first five monthly payments, and $9,000 for the last five months of the term. The Note is convertible into shares of the Company’s common stock at the election of the holder at a conversion price equal to 75% of the lowest traded price during the 10 trading days prior to the conversion date, subject to adjustment as set forth in the Note, including upon the Company failing to make amortization payments or upon an event of default; provided, however, that the holder may not convert the Note to the extent that such conversion would result in the holder’s beneficial ownership of the Company’s common stock being in excess of 4.99% of the Company’s issued and outstanding common stock. Additionally, the holder of the Note is entitled to deduct $1,750 from the conversion amount in each note conversion to cover the holder’s fees associated with the conversion.

Registration Rights Agreement

Concurrent with the SPA, on August 5, 2025, the Company and FirstFire entered into a Registration Rights Agreement (the “Registration Rights Agreement”) pursuant to which the Company agreed to file a registration statement (the “Resale Registration Statement”) providing for the resale of the Commitment Shares and the shares of Class A common stock underlying the Note within 60 days of execution of the Registration Rights Agreement and to have such Resale Registration Statement declared effective with 120 days of the filing date, and to maintain the effectiveness of such Resale Registration Statement.

The foregoing descriptions of the SPA, Note and Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of those agreements, copies of which are filed as Exhibits 10.1, 10.2, and 10.3, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure provided above in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 3.02. Unregistered Sale of Equity Securities.

To the extent required by Item 3.02 of Form 8-K, the information contained in Item 1.01 of this report is incorporated herein by reference. The Note and Commitment Shares were sold in reliance on the exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Rule 506(b) of Regulation D promulgated thereunder.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Securities Purchase Agreement, dated August 5, 2025, entered into between the Company and Firstfire Global Opportunities Fund, LLC.
10.2	Promissory Note, dated August 5, 2025, by the Company to Firstfire Global Opportunities Fund, LLC.
10.3	Registration Rights Agreement, dated August 5, 2025, entered into between the Company and Firstfire Global Opportunities Fund, LLC.
104	Cover Page Interactive Data File (formatted in Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 8, 2025

NATURE’S MIRACLE HOLDING INC.

By:	/s/ Tie (James) Li
Name:	Tie (James) Li
Title:	Chief Executive Officer

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